OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

Supplement dated May 17, 2018 to the Summary Prospectus,

Prospectus, and Statement of Additional Information

This supplement amends the summary prospectus, prospectus, and statement of additional information (“SAI”) of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the summary prospectus, prospectus, and statement of additional information and retain it for future reference.

On May 16, 2018, the Board of Trustees of the Fund (the “Board”) approved a proposal to reposition the Fund from a Minnesota municipal bond fund to a national municipal bond fund. In connection with the proposed repositioning, the Board approved various changes, including renaming the Fund as the “Oppenheimer Municipal Fund”, adopting new investment strategies and policies consistent with its new name, reducing the investment advisory fee from 55 basis points to 40 basis points (and making corresponding changes to the fee breakpoint schedule). In addition, the proposed repositioning would include a realignment of the Fund’s portfolio managers. It is currently anticipated that these changes would only occur if shareholders approve the proposed change to the Fund’s fundamental policy described below.

In connection with the Fund’s repositioning, the Fund’s current fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax, would be revised to a new fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual income tax. A change to the Fund’s fundamental investment policies requires the approval of shareholders, and shareholders of the Fund will be asked to vote on this fundamental policy change at an upcoming shareholder meeting.

If shareholders of the Fund approve the proposed change to the Fund’s fundamental policy, it is anticipated that the Fund will be renamed “Oppenheimer Municipal Fund,” a national municipal bond fund, and will no longer focus its investments in Minnesota municipal securities.

The record date of the shareholder meeting is May 15, 2018, and shareholders of the Fund on this date will be eligible to vote. Shareholders of the Fund are urged to read the proxy statement when it becomes available because it will contain more information about the proposed changes. The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Fund.

May 17, 2018	PS0585.009